MERRILL LYNCH
WORLD INCOME
FUND, Inc.








FUND LOGO








Semi-Annual Report

June 30, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH WORLD INCOME FUND, INC.


Officers and
Directors


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


During the June quarter, Merrill Lynch World Income Fund, Inc. maintained its overall asset allocation. At June quarter-end, the allocation of assets was: the US corporate high-yield market, 42% of net assets; emerging markets, 30%; US Government securities, 20%; and convertible securities, 8%. Within these broad asset allocation guidelines, we continued to seek out the most attractive values. However, if we find that the opportunities in any of these areas are limited, the Fund's exposure will be less than the percent of net assets allocated there. In fact, at June 30, 1997, the Fund was underinvested with 36.4% of net assets invested in the US corporate high-yield market, 13.9% in emerging markets, 14.0% in US Government securities and 7.2% in convertible securities.

High-Yield Market
The high-yield market experienced a strong June quarter, bouncing back from the soft March quarter which largely resulted from a Federal Reserve Board (FRB) interest rate hike. Bond market fundamentals were generally favorable during the three months ended June 30, 1997. Reported inflation remained low, and a modest softening in the economy allowed the FRB to avoid another monetary policy tightening. The high-yield market continued to benefit from a positive environment. Default rates remain low with Moody's Investors Service, Inc. reporting a rate of 1.7% for the 12 months ended June 30, 1997 as compared to 2.4% for the same period in 1996.

Industry fundamentals in most of the areas of the high-yield market have been positive. The domestic cable sector benefited from a $1 billion investment by Microsoft Corp. in Comcast Cable. Microsoft believes that upgraded cable systems will provide an important information link between personal computer programmers like Microsoft and the home. For the cable industry, this would be a major source of revenue. The improved perception of cable caused yields on bonds in this sector to narrow by 0.5%--1% compared to US Treasury securities of comparable maturities. In the depressed paper industry, it appeared that price increases on various paper grades were holding at June quarter-end and that perhaps depressed earnings in the industry would begin to expand. The paper industry is one of the few cyclical industries experiencing weak earnings. In general, the bond rating firm Duff & Phelps Corp., which covers a large percentage of the high-yield universe and changes its ratings aggressively to reflect changed credit quality, reported 28 upgrades versus 14 downgrades for the June quarter. For the six months ended June 30, 1997, 66 upgrades and 30 downgrades were reported.

Reflecting the positive fundamentals, valuations remain quite full. While we believe that the generally favorable environment for high-yield securities is likely to continue, small credit risk premiums leave no room for negative surprises. Bonds rated below BB by at least one of the major rating agencies appear particularly overvalued. Accordingly, we are overweighted in bonds rated at least BB. Our heavy 42% weighting in high-yield bonds reflects our view that positive fundamentals will continue.

Emerging Markets
With the unmanaged J.P. Morgan Emerging Markets Sovereign Index at an all-time high, we believe that the emerging bond markets are fully valued. While there has been substantial progress on the reform front, the major Latin American countries had to increase their borrowings during the past two years to help them deal with the economic slowdown which resulted from the Mexican peso crisis. While economic growth has been reestablished in the region, debt service and other credit ratios are less favorable today than during the previous Index high established in January 1994. While we believe that continued economic growth coupled with reforms may improve the debt/service ratio and other credit ratios in the intermediate term, we believe that current price levels more than adequately reflect our optimism. Emerging market assets of similar duration are trading at spread parity with the US high-yield market. We believe that this is an indication of a bull market excess. We do not find value in these assets at this time.

Our concern in the near term is the liquidity-driven exuberance of global markets and the complacency of investors toward a US economy which is growing above historical trends in a tight labor market. We are also in the midst of a currency crisis which has resulted in devaluations in Thailand, the Philippines and the Czech Republic. We believe that these external risks will dominate investor sentiment in the emerging markets.

Very low interest rates in Japan led to a liquidity boom as money flowed from Japan to global markets and resulted in the inflation of financial assets. This inflation is evidenced by record highs in most global equity markets and historically tight spreads in credit markets. This scenario prompted FRB Chairman Alan Greenspan to make his "irrational exuberance" speech in December 1996. Investors reacted negatively to his speech initially but soon shrugged off his warning and markets proceeded to rally. This complacency has been a characteristic of the emerging markets for the past six months.

The euphoria and complacency of 1997 is very similar to our experience in 1994, when there was abundant liquidity financed by very low interest rates in the United States. At that time, investors were optimistic about the US interest rate outlook until after a second FRB tightening. The major sell off took place when it became evident that the economy was not responding to the higher interest rates and that the FRB would have to continue in a tightening mode. In our view, this scenario could repeat itself in 1997.

Based on our defensive view and the lack of value in emerging market securities, we raised cash levels substantially during the June quarter with a view to shifting out of long-term exposure into a mixture of short-term exposure in emerging markets, where we see relative value, and short-term US Treasury securities for safety. Our effort in adding short-term emerging market exposure has been slow and deliberate for two reasons. First, short-term securities are in short supply as is usually the case at the top of bull markets. In addition, we are re-doubling our research to ensure the credit quality of these short-term assets. Despite our near-term concerns, our longer-term view on emerging markets remains very constructive. Fundamentals will continue to improve as fiscal and structural reforms continue to be implemented. Although periods of volatility are inevitable in emerging markets, over the long term we believe emerging markets may provide attractive return potential relative to more established markets. Therefore, we will be waiting for the appropriate moment to extend duration in the portfolio. While our cautious approach during the June quarter has impacted the short-term performance of the Fund, we are confident that our investment strategy will enhance Fund performance over the long term.

Government Bond Market
During the June quarter, ten-year yields declined sharply in all the major industrialized markets, while the US dollar rose 4% versus the Deutschemark but fell over 7% versus the yen. US yields declined from late April as economic data pointed to a marked slowdown during the second quarter as compared to the robust first quarter pace which allowed the FRB to leave interest rates unchanged at both its May and July Federal Open Market Committee meetings. Australian yields declined substantially more than in the United States following continued evidence of weak growth, low inflation and further interest rate reductions by the central bank. At the same time, these factors pulled the Australian dollar down by over 4%, thereby erasing over 70% of the bond gain. Yields in the United Kingdom, Italy, Spain and Sweden also fell more than in the United States, largely on the back of further progress toward European Monetary Union (EMU). These declines were also aided by the unexpected announcement making the Bank of England independent combined with continued good inflation in Italy, Spain and Sweden.

The US dollar continued to rise versus all the European currencies except the British pound on rising EMU sentiment, in spite of the second quarter slowdown. Current US bond prices reflect sustained moderation of activity and dormant inflation. Therefore, it is unlikely the FRB will need to raise interest rates again during the third and fourth quarters. A reacceleration in US growth poses a clear risk for the US and global bond markets. Given the fundamentals for consumer spending remain quite positive, a clear case for a pickup in economic activity can be stated. European bonds are likely to continue to outperform the United States in local currency terms as they did in the first half of the year, given the growth outlook for the United States is better than for Europe. We expect the US dollar to remain well supported versus the European currencies over the next few months as the relative interest rate gap remains favorable with a potential boost from a recovery in US growth.

During the June quarter, we maintained the Fund's underweighting of government bonds, and given the outlook for the US dollar coupled with the current relatively rich levels in bonds, we are maintaining this underweight allocation going into the next three months.

Convertible Securities Market
During the June quarter, we continued to take profits in the convertible portion of the Fund. We reduced our exposure to this sector to 5.7% of total assets at June 30, 1997 from 6.1% at March 30, 1997. We currently view the valuation levels for the equity market as extremely high. This increases price risk for stocks. Therefore, we continue to focus mainly on defensively postured convertible securities with lessened equity sensitivity resulting from higher conversion premiums.

In Conclusion
We thank you for your continued investment in Merrill Lynch World
Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager







(Robert J. Parish)
Robert J. Parish
Vice President and Portfolio Manager



August 18, 1997



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                  6/30/97    3/31/97    6/30/96     % Change    % Change
Class A Shares*                                    $8.81      $8.66      $8.64        +1.97%      +1.73%
Class B Shares*                                     8.81       8.65       8.63        +2.09       +1.85
Class C Shares*                                     8.80       8.64       8.63        +1.97       +1.85
Class D Shares*                                     8.81       8.65       8.64        +1.97       +1.85
Class A Shares--Total Return*                                                         +9.63(1)    +3.49(2)
Class B Shares--Total Return*                                                         +8.93(3)    +3.41(4)
Class C Shares--Total Return*                                                         +8.75(5)    +3.40(6)
Class D Shares--Total Return*                                                         +9.36(7)    +3.54(8)
Class A Shares--Standardized 30-day Yield           6.64%
Class B Shares--Standardized 30-day Yield           6.14%
Class C Shares--Standardized 30-day Yield           6.09%
Class D Shares--Standardized 30-day Yield           6.40%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.639 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.571 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.131 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.566 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.617 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.143 per share ordinary income dividends.


Performance
Summary--
Class A Shares++
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
9/29/88--12/31/88          $9.35       $9.68              $0.001                $0.280           + 6.53%
1989                        9.68        9.13               0.002                 1.159           + 6.32
1990                        9.13        8.53                --                   1.463           + 9.46
1991                        8.53        9.30                --                   1.106           +21.99
1992                        9.30        8.85               0.019                 0.990           + 6.15
1993                        8.85        9.28               0.028                 0.750           +14.12
1994                        9.28        8.20                --                   0.711           - 4.05
1995                        8.20        8.69                --                   0.718           +15.35
1996                        8.69        8.94                --                   0.673           +11.09
1/1/97--6/30/97             8.94        8.81                --                   0.291           + 2.01
                                                          ------                ------
                                                    Total $0.050          Total $8.141

                                                         Cumulative total return as of 6/30/97: +134.34%**

++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)

Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
11/18/91--12/31/91         $9.26       $9.30                --                  $0.112           + 1.64%
1992                        9.30        8.85              $0.019                 0.919           + 5.34
1993                        8.85        9.28               0.028                 0.681           +13.27
1994                        9.28        8.19                --                   0.645           - 4.90
1995                        8.19        8.69                --                   0.653           +14.61
1996                        8.69        8.94                --                   0.606           +10.25
1/1/97--6/30/97             8.94        8.81                --                   0.259           + 1.63
                                                          ------                ------
                                                    Total $0.047          Total $3.875

                                                          Cumulative total return as of 6/30/97: +48.10%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94         $8.42       $8.19                --                  $0.129           - 1.20%
1995                        8.19        8.68                --                   0.645           +14.38
1996                        8.68        8.93                --                   0.601           +10.19
1/1/97--6/30/97             8.93        8.80                --                   0.257           + 1.60
                                                                                ------
                                                                          Total $1.632

                                                          Cumulative total return as of 6/30/97: +26.51%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed          Dividends Paid*     % Change**
10/21/94--12/31/94         $8.43       $8.20                --                  $0.139           - 1.09%
1995                        8.20        8.69                --                   0.697           +15.06
1996                        8.69        8.94                --                   0.652           +10.82
1/1/97--6/30/97             8.94        8.81                --                   0.281           + 1.89
                                                                                ------
                                                                          Total $1.769

                                                          Cumulative total return as of 6/30/97: +28.50%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures do not include sales charge; results would be lower if sales charge was included.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 6/30/97                        + 9.63%         +5.25%
Five Years Ended 6/30/97                  + 7.32          +6.45
Inception (9/29/88) through 6/30/97       +10.22          +9.71

[FN]
++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +8.93%         +4.93%
Five Years Ended 6/30/97                   +6.50          +6.50
Inception (11/18/91) through 6/30/97       +7.25          +7.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +8.75%         +7.75%
Inception (10/21/94) through 6/30/97       +9.13          +9.13

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +9.36%         +4.99%
Inception (10/21/94) through 6/30/97       +9.77          +8.12

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
LATIN                                                                                                      Value    Percent of
AMERICA      Industries          Face Amount           Fixed-Income Investments             Cost         (Note 1a)  Net Assets
Argentina    Banking &        US$  2,000,000  Banco Hipotecario Nacional, 8% due
             Finance                            6/04/1999                            $    2,005,000   $    2,002,500    0.2%

             Communications       10,000,000  Telefonica de Argentina S.A.,
                                                11.875% due 11/01/2004                    9,800,800       11,925,000    1.2

             Foreign Government    7,760,000  Republic of Argentina, Floating
             Obligations                        Rate Brady Bonds, 6.75% due
                                                3/31/2005++                               6,667,538        7,285,088    0.8
                                     250,000  Republic of Argentina, Global Bonds,
                                                11.375% due 1/30/2017                       266,625          278,750    0.0
                                                                                     --------------   --------------  ------
                                                                                          6,934,163        7,563,838    0.8

                                              Total Fixed-Income Investments in
                                              Argentina                                  18,739,963       21,491,338    2.2

Brazil       Broadcasting/Cable    8,000,000  Globo Communicacoes e Participacoes,
                                                Ltd., 10.50% due 12/20/2006 (f)           7,997,640        8,500,000    0.9

             Communications        1,500,000  Comtel Brasileira Ltd., 10.75% due
                                                9/26/2004 (f)                             1,500,000        1,605,000    0.2

             Foreign              10,000,000  Brazil--DCB (Bearer), Floating Rate
             Government                         Brady Bonds, 6.937% due 4/15/2012++       8,308,080        8,250,000    0.8
             Obligations
                                              Total Fixed-Income Investments
                                              in Brazil                                  17,805,720       18,355,000    1.9


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
LATIN AMERICA                                                                                              Value    Percent of
(concluded)  Industries          Face Amount        Fixed-Income Investments                Cost         (Note 1a)  Net Assets
Colombia     Energy          US$   5,000,000  Oleoducts Central S.A., 9.35% due
                                                9/01/2005 (f)                        $    5,000,000   $    5,279,900    0.5%

             Utilities             9,958,000  Transgas de Occidente S.A., 9.79%
                                                due 11/01/2010 (f)                       10,094,923       10,511,605    1.1

                                              Total Fixed-Income Investments in
                                              Colombia                                   15,094,923       15,791,505    1.6

Ecuador      Foreign               9,686,790  Republic of Ecuador, PDI, 5.38%
             Government                         due 2/27/2015                             6,155,304        6,260,088    0.6
             Obligations

                                              Total Fixed-Income Investments
                                              in Ecuador                                  6,155,304        6,260,088    0.6

Mexico       Broadcasting &        7,500,000  Grupo Televisa S.A., 11.375% due
             Publishing                         5/15/2003                                 7,678,125        8,203,125    0.8

             Foreign                          United Mexican States, Floating
             Government                       Rate Brady Bonds++:
             Obligations           3,000,000    6.351% due 12/31/2019                     2,610,000        2,788,140    0.3
                                   2,000,000    Discount, Series A, 6.867% due
                                                12/31/2019                                1,562,500        1,858,760    0.2
                                   4,800,000    Discount, Series B, 8.50% due
                                                12/31/2019                                4,200,925        4,464,000    0.4
                                  15,075,000  United Mexican States, Value
                                                Recovery Rights (e)                               0               15    0.0
                                                                                     --------------   --------------  ------
                                                                                          8,373,425        9,110,915    0.9

                                              Total Fixed-Income Investments
                                              in Mexico                                  16,051,550       17,314,040    1.7

Venezuela    Foreign              57,250,000  Republic of Venezuela, Floating
             Government                         Rate Brady Bonds, 6.75% due
             Obligations                        12/18/2007++                             48,945,000       53,063,880    5.4

                                              Total Fixed-Income Investments in
                                              Venezuela                                  48,945,000       53,063,880    5.4

                                              Total Investments in Latin
                                              American Securities                       122,792,460      132,275,851   13.4

NORTH
AMERICA

Canada       Broadcasting/Cable   10,000,000  Videotron Group, Ltd. Co., 10.25%
                                                due 10/15/2002                           10,043,750       10,600,000    1.1

             Paper                10,000,000  Doman Industries Ltd., 8.75% due
                                                3/15/2004                                 9,300,000        9,650,000    1.0

                                              Total Fixed-Income Investments in
                                              Canada                                     19,343,750       20,250,000    2.1

United       Airlines             12,500,000  US Airways Group Inc., 10.375% due
States                                          3/01/2013                                12,500,000       13,500,000    1.4

             Broadcasting/Cable   10,000,000  Lenfest Communications, Inc., 10.50%
                                                due 6/15/2006                             9,922,100       10,875,000    1.1
                                   8,000,000  TCI Communications Financing II,
                                                10% due 5/31/2045                         8,200,000        8,240,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         18,122,100       19,115,000    1.9

             Building Materials   10,000,000  Pacific Lumber Co., 10.50% due
                                                3/01/2003                                10,140,625       10,300,000    1.0
                                  11,035,000  USG Corp., 8.75% due 3/01/2017              9,717,469       11,366,050    1.2
                                                                                     --------------   --------------  ------
                                                                                         19,858,094       21,666,050    2.2

             Chemicals            10,340,000  ISP Holdings Inc., 9.75% due
                                                2/15/2002                                10,340,000       11,089,650    1.1

             Conglomerates        10,000,000  Sequa Corp., 9.375% due 12/15/2003          9,915,000       10,200,000    1.0

             Consumer Products    10,000,000  Coleman Escrow Corp., 11.573%*
                                                due 5/15/2001                             6,476,902        6,325,000    0.6
                                  10,000,000  Revlon Consumer Products Corp.,
                                                9.375% due 4/01/2001                      8,860,618       10,300,000    1.1
                                                                                     --------------   --------------  ------
                                                                                         15,337,520       16,625,000    1.7

             Energy               10,000,000  Chesapeake Energy Corporation,
                                                8.50% due 3/15/2012 (f)                   9,941,400        9,100,000    0.9
                                   9,100,000  Maxus Energy Corp., 9.875% due
                                                10/15/2002                                9,086,800        9,588,670    1.0
                                   7,500,000  Rowan Companies, Inc., 11.875% due
                                                12/01/2001                                7,811,250        8,006,250    0.8
                                  10,000,000  Seagull Energy Corp., 8.625% due
                                                8/01/2005                                10,000,000       10,200,000    1.0
                                              Transamerican Energy (f):
                                   2,478,000    11.50% due 6/15/2002                      2,458,000        2,397,465    0.2
                                  12,203,000    13.085%* due 6/15/2002                    9,502,974        8,816,668    0.9
                                  10,000,000  Trizec Hahn Corp., 10.43%* due
                                                2/15/2000                                 7,626,602        7,575,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         56,427,026       55,684,053    5.6

             Entertainment        10,000,000  Viacom, Inc., 8% due 7/07/2006             10,031,250        9,700,000    1.0

             Financial            10,000,000  Penn Financial Corp., 9.25% due
             Services                           12/15/2003                               10,000,000       10,600,000    1.1
                                  10,000,000  Reliance Group Holdings, Inc., 9%
                                                due 11/15/2000                           10,000,000       10,400,000    1.0
                                                                                     --------------   --------------  ------
                                                                                         20,000,000       21,000,000    2.1

             Food & Beverage       5,000,000  Coca-Cola Bottling Co., 9% due
                                                11/15/2003                                5,005,000        5,162,500    0.5
                                  11,500,000  Del Monte Co., 10% due 5/01/2003           11,482,188       11,787,500    1.2
                                                                                     --------------   --------------  ------
                                                                                         16,487,188       16,950,000    1.7

             Gaming               10,000,000  Greate Bay Properties, Inc.,
                                                10.875% due 1/15/2004                     9,996,250        8,900,000    0.9
                                   7,500,000  Harrah's Jazz Co., 14.25% due
                                                11/15/2001 (h)                            5,178,125        2,850,000    0.3
                                  10,000,000  Showboat, Inc., 9.25% due 5/01/2008         9,748,750       10,300,000    1.0
                                  10,000,000  Trump Atlantic City Associates,
                                                11.25% due 5/01/2006                      9,943,750        9,750,000    1.0
                                                                                     --------------   --------------  ------
                                                                                         34,866,875       31,800,000    3.2

             Hotels               10,000,000  HMC Acquisition Properties, 9% due
                                                12/15/2007                                9,346,250       10,162,500    1.0

             Paper                10,000,000  Container Corp. of America, 9.75%
                                                due 4/01/2003                            10,200,000       10,500,000    1.1

             Supermarkets         10,000,000  Pueblo Xtra International Inc., 9.50%
                                                due 8/01/2003                            10,116,875        9,700,000    1.0

             Telecommunications   10,000,000  Century Communications Corp., 9.50%
                                                due 3/01/2005                             9,797,500       10,250,000    1.0
                                  10,000,000  International Cabletel Inc., 10%
                                                due 2/15/2007 (f)                         9,880,000       10,175,000    1.0
                                  10,000,000  Millicom International Cellular
                                                S.A., 11.834%* due 6/01/2006              6,735,277        7,300,000    0.8
                                                                                     --------------   --------------  ------
                                                                                         26,412,777       27,725,000    2.8

             Textiles             10,000,000  WestPoint Stevens Inc., 8.75% due
                                                12/15/2001                               10,093,750       10,300,000    1.0

             Transportation        9,921,000  Viking Star Shipping Co., 9.625%
                                                due 7/15/2003                             9,949,141       10,466,655    1.1

             Utilities             9,848,000  Beaver Valley II Funding Corp., 9%
                                                due 6/01/2017                             7,262,900       10,281,903    1.1
                                              Midland Cogeneration Venture
                                              Limited Partnership:
                                   7,287,064    10.33% due 7/23/2002 (b)                  7,141,323        7,971,611    0.8
                                  10,000,000    13.25% due 7/23/2006                     11,183,750       12,174,600    1.2
                                  10,000,000  Tucson Electric & Power Co.,
                                                10.732% due 1/01/2013                     9,607,625        9,964,000    1.0
                                                                                     --------------   --------------  ------
                                                                                         35,195,598       40,392,114    4.1

                                              Total Fixed-Income Investments in
                                              the United States                         335,199,444      346,576,022   35.0


SCHEDULE OF INVESTMENTS (continued)                                                                          (in US dollars)
NORTH AMERICA                                                                                              Value    Percent of
(concluded)  Industries          Face Amount           Convertible Bonds                    Cost         (Note 1a)  Net Assets
United       Building &    US$       800,000  Continental Homes Holding Corp.,
States       Construction                       6.875% due 11/01/2002                $      800,000   $      788,000    0.1%
                                   1,740,000  Engle Homes, Inc., 7% due
                                                3/01/2003***                              1,694,760        1,600,800    0.2
                                   1,500,000  Toll Brothers Inc., 4.75% due
                                                1/15/2004                                 1,500,000        1,537,500    0.1
                                   1,000,000  US Home Corp., 4.875% due 11/01/2005          991,000          945,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,985,760        4,871,300    0.5

             Computers             5,000,000  Apple Computer, Inc., 6% due
                                                6/01/2001                                 4,945,000        4,225,000    0.4

             Conglomerates                    Polyphase Corp.***:
                                     500,000    12% due 12/01/1997 (f)                      500,000           82,500    0.0
                                   2,000,000    12% due 7/01/1999 (g)                     2,000,000          300,000    0.0
                                   1,000,000  Thermo Electron Corp., 4.25% due
                                                1/01/2003 (f)                             1,000,000        1,082,500    0.1
                                   1,500,000  Thermo Instrument Systems, Inc.,
                                                4.50% due 10/15/2003                      1,522,500        1,500,000    0.2
                                                                                     --------------   --------------  ------
                                                                                          5,022,500        2,965,000    0.3

             Electronics           1,585,000  Thermo Optik Corp., 5% due
                                                10/15/2000 (f)                            1,588,950        1,610,756    0.2

             Environmental         1,063,000  Thermo TerraTech, Inc., 4.625% due
                                                5/01/2003 (f)                             1,114,735        1,005,864    0.1

             Financial Services    2,250,000  NAL Acceptance Corp., 10% due
                                                9/12/1998 (g)                             2,250,000        1,845,000    0.2

             Healthcare            1,500,000  Integrated Health Services Inc.,
                                                5.75% due 1/01/2001                       1,493,750        1,800,000    0.2

             Industrial              140,000  Recognition Equipment International,
                                                Inc., 7.25% due 4/15/2011                   103,600          136,500    0.0

             Medical                          Healthsource, Inc.:
                                   3,350,000    5% due 3/01/2003                          3,340,705        3,345,812    0.3
                                   1,650,000    5% due 3/01/2003 (f)                      1,638,450        1,647,937    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,979,155        4,993,749    0.5

             Office Equipment                 US Office Products Co.:
                                     500,000    5.50% due 5/15/2003                         448,125          460,000    0.0
                                   4,000,000    5.50% due 5/15/2003 (f)                   3,677,500        3,540,000    0.4
                                                                                     --------------   --------------  ------
                                                                                          4,125,625        4,000,000    0.4

             Oil--Domestic         1,482,000  Key Energy Group, Inc., 7.50% due
                                                7/01/2003 (f)                             2,371,292        2,812,095    0.3

             Restaurants           1,500,000  Boston Chicken, Inc., 7.75% due
                                                5/01/2004                                 1,367,500        1,346,250    0.1

             Technology            1,250,000  Broadband Technologies, Inc., 5%
                                                due 5/15/2001 (f)                         1,246,250          926,562    0.1
                                   1,250,000  Data General Corporation, 6% due
                                                5/15/2004 (f)                             1,250,000        1,534,375    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,496,250        2,460,937    0.2

             Telecommunications      500,000  Premiere Technologies, Inc., 5.75%
             Equipment                          due 7/01/2004 (f)                           500,000          517,500    0.1

                                              Total Investments in United States
                                              Convertible Bonds                          37,344,117       34,589,951    3.5


                                                 Convertible Preferred Stocks,
                                                Preferred Stocks, Common Stocks
                                 Shares Held              & Warrants

United       Banking & Finance        10,000  BankAtlantic Bancorp. Inc., Conv.
States                                          Pfd.                                        250,000          253,750    0.0

             Broadcasting/Cable      137,257  On Command Corporation                      4,061,096        1,647,084    0.2
                                      43,675  On Command Corporation (Warrants)(c)          349,400          229,294    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,410,496        1,876,378    0.2

             Entertainment            11,311  Time Warner, Inc. (Series M),
                                                Pfd. (a)                                 11,299,375       12,498,655    1.3

             Environmental            32,007  Allied Waste Industries, Inc.                 153,079          544,119    0.1

             Financial Services       28,125  NAL Acceptance Corp. (Warrants)
                                                (c)(g)                                            0            5,273    0.0

             Forest Products          11,700  James River Corp. of Virginia
             & Paper                            (Series P), Conv. Pfd.                      282,964          403,650    0.0

             Gaming                   75,000  Goldriver Hotel & Casino Corp.,
                                                Liquidating Trust (g)                        75,000                0    0.0
                                      30,000  Goldriver Hotel & Casino Corp.
                                                (Series B)(d)                               219,738                0    0.0
                                                                                     --------------   --------------  ------
                                                                                            294,738                0    0.0

             Industrial Services     118,500  Albany International Corp.
                                                (Class A)                                 2,271,228        2,666,250    0.3

             Insurance               163,141  Kemper Corp., Conv. Pfd. $5.25
                                                (Series E)(f)                             8,349,078        8,544,510    0.8
                                       1,500  Westbridge Capital Corp., Conv.
                                                Pfd.                                      1,500,000        1,680,000    0.2
                                                                                     --------------   --------------  ------
                                                                                          9,849,078       10,224,510    1.0

             Mining                  148,400  Coeur d'Alene Mines Corp., Conv.
                                                Pfd.                                      2,772,608        2,485,700    0.2

             Oil--Domestic            34,799  Key Energy Group, Inc.                        428,042          619,857    0.1

             Oil & Gas                20,000  Calenergy Capital Trust II, Conv.
                                                Pfd. (f)                                  1,000,000        1,115,000    0.1
                                      20,000  Western Gas Resources, Inc., Conv.
                                                Pfd $2.62                                 1,000,000          792,500    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,000,000        1,907,500    0.2

             Transportation            5,000  CNF Transportation Inc., Conv. Pfd.           250,000          280,000    0.0
                                      19,000  Sea Containers Ltd., Conv. Pfd.
                                                $4.00                                       875,463          954,750    0.1
                                                                                     --------------   --------------  ------
                                                                                          1,125,463        1,234,750    0.1

             Utilities               107,688  Citizens Utilities Company (Class A)        1,242,181        1,009,574    0.1

                                              Total Investments in United States
                                              Convertible Preferred Stocks,
                                              Preferred Stocks, Common Stocks            36,379,252       35,729,966    3.6
                                              & Warrants

                                              Total Investments in North American
                                              Securities                                428,266,563      437,145,939   44.2

PACIFIC
BASIN                            Face Amount    Fixed-Income Investments

Indonesia    Paper          US$    5,000,000  P.T. Indah Kiat International
                                                Finance, 12.50% due 6/15/2006             5,025,000        5,662,500    0.5

                                              Total Fixed-Income Investments in
                                              Indonesia                                   5,025,000        5,662,500    0.5

Philippines  Telecommuni-          5,000,000  Philippine Long Distance Telephone
             cations                            Co., 8.35% due 3/06/2017                  4,981,200        4,737,500    0.5

                                              Total Fixed-Income Investments in
                                              the Philippines                             4,981,200        4,737,500    0.5

                                              Total Investments in Pacific Basin
                                              Securities                                 10,006,200       10,400,000    1.0


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
WESTERN                                                                                                    Value    Percent of
EUROPE       Industries          Face Amount           Fixed-Income Investments             Cost         (Note 1a)  Net Assets
Germany      Foreign         DM   80,000,000  Bundesobligation, 5.75% due 8/22/2000  $   48,883,433   $   48,167,107    4.9%
             Government
             Obligations

                                              Total Fixed-Income Investments in
                                              Germany                                    48,883,433       48,167,107    4.9

United       Communications  US$  20,000,000  TeleWest Communications PLC, 11.41%*
Kingdom                                         due 10/01/2007                           14,115,676       14,400,000    1.4

                                              Total Fixed-Income Investments in
                                              the United Kingdom                         14,115,676       14,400,000    1.4


                                                         Convertible Bonds

Finland      Paper &         Fim   2,320,000  Kymmene Corp., 8.25% due 11/18/2043           549,503          559,263    0.1
             Forest Products

                                              Total Investments in Finnish Covertible
                                              Bonds                                         549,503          559,263    0.1

Ireland      Dental &        US$     500,000  Phoenix Shannon PLC, 9.50% due
             Equipment                          11/01/2000 (h)                              500,000          150,000    0.0
             Supplies
                                              Total Investments in Irish Convertible
                                              Bonds                                         500,000          150,000    0.0

                                              Total Investments in Western European
                                              Securities                                 64,048,612       63,276,370    6.4

SHORT-TERM
SECURITIES                                                   Issue

             Commercial           20,000,000  A.H. Robins Company, 5.55% due
             Paper**                            7/30/1997                                19,910,583       19,910,583    2.0
                                  50,000,000  Atlantic Asset Securitization Corp.,
                                                5.57% due 7/16/1997                      49,883,958       49,883,958    5.0
                                              Banco Indosuez Tranche 3:
                                  11,500,000    12.50% due 9/24/1997                     11,170,991       11,159,106    1.1
                                   1,850,000    12.50% due 10/14/1997                     1,785,056        1,782,429    0.2
                                  10,000,000  GTE Corp., 5.59% due 7/08/1997              9,989,131        9,989,131    1.0
                                  38,540,000  General Motors Acceptance Corp.,
                                                6.25% due 7/01/1997                      38,540,000       38,540,000    3.9
                                  25,000,000  Morgan Stanley Group, Inc., 5.58%
                                                due 8/08/1997                            24,852,750       24,852,750    2.5
                                  10,000,000  Riverwoods Funding Corp., 5.57%
                                                due 7/31/1997                             9,953,583        9,953,583    1.0
                                  40,000,000  Russian GKO, 12% due 11/17/1997            38,270,965       38,275,003    3.9
                                                                                     --------------   --------------  ------
                                                                                        204,357,017      204,346,543   20.6

             US Government       128,000,000  Federal Home Loan Bank, 5.40% due
             & Agency                           7/07/1997                               127,884,800      127,884,800   12.9
             Obligations**         4,000,000  Federal National Mortgage
                                                Association, 5.42% due 7/10/1997          3,994,580        3,994,580    0.4
                                   1,250,000  US Treasury Bills, 5.17% due
                                                8/21/1997                                 1,240,845        1,241,025    0.2
                                                                                     --------------   --------------  ------
                                                                                        133,120,225      133,120,405   13.5

                                              Total Investments in Short-Term
                                              Securities                                337,477,242      337,466,948   34.1

                                              Total Investments                         962,591,077      980,565,108   99.1

OPTIONS                        Nominal Value                                             Premiums
WRITTEN                   Covered by Options                                             Received

             Currency Call        25,000,000  Deutschemark, expiring July 1997 at
             Options Written                    DM1.69                                      (70,000)          (7,500)   0.0

                                              Total Options Written                         (70,000)          (7,500)   0.0

             Total Investments, Net of Options Written                               $  962,521,077      980,557,608   99.1
                                                                                     ==============
             Short Sales (Proceeds--$737,358)***                                                            (676,750)  (0.1)

             Unrealized Appreciation on Forward Foreign Exchange Contracts****                                21,550    0.0

             Other Assets Less Liabilities                                                                 9,463,598    1.0
                                                                                                      --------------  ------
             Net Assets                                                                               $  989,366,006  100.0%
                                                                                                      ==============  ======

           ++Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
            *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          ***Covered Short Sales entered into as of June 30, 1997 were as follows:

                                                                 Value
             Shares                     Issue                  (Note 1i)

             67,000                Engle Homes, Inc.          $ (670,000)
              4,500                 Polyphase Corp.               (6,750)

             Total (Proceeds--$737,358)                       $ (676,750)
                                                              ==========

         ****Forward foreign exchange contracts sold as of June 30, 1997 were as follows:

             Foreign                                           Unrealized
             Currency               Expiration                Appreciation
             Sold                      Date                    (Note 1c)

             DM   43,465,375         July 1997                $   21,550

             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$25,000,000)                    $   21,550
                                                              ==========

          (a)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
          (b)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (d)Each share of Series B stock contains a right which entitles the holder to purchase a predetermined number of shares of Preferred
             Stock.
          (e)The rights may be exercised until 2/06/2001.
          (f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (g)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $2,150,000, representing 0.2% of net assets.
                                            Acquisition                          Value
             Issue                          Date(s)              Cost          (Note 1a)
             Goldriver Hotel & Casino         5/04/1989-
                Corp., Liquidating Trust     10/07/1993       $    75,000       $       --
             NAL Acceptance Corp.,
                10% due 9/12/1998             9/12/1996         2,250,000         1,845,000
             NAL Acceptance Corp.
                (Warrants)                    9/12/1996                --             5,273
             Polyphase Corp.,
                12% due 7/01/1999             7/05/1994         2,000,000           300,000

             Total                                            $ 4,325,000       $ 2,150,273
                                                              ===========       ===========

          (h)Non-income producing security.

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$962,591,077) (Note 1a)                       $  980,565,108
                    Cash                                                                                       2,436,892
                    Foreign cash (Note 1d)                                                                        38,539
                    Unrealized appreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     21,550
                    Deposit for securities sold short (Note 1i)                                                  737,358
                    Receivables:
                      Interest                                                           $   12,568,998
                      Securities sold                                                         4,719,289
                      Capital shares sold                                                       389,740
                      Dividends                                                                 388,577
                      Forward foreign exchange contracts (Note 1c)                               81,727       18,148,331
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1g)                                         101,567
                                                                                                          --------------
                    Total assets                                                                           1,002,049,345
                                                                                                          --------------

Liabilities:        Common stocks sold short, at market value (proceeds--$737,358)
                    (Note 1i)                                                                                    676,750
                    Call options written, at value (premiums received--$70,000)
                    (Notes 1a & 1c)                                                                                7,500
                    Payables:
                      Capital shares redeemed                                                 5,913,407
                      Securities purchased                                                    3,124,019
                      Dividends to shareholders (Note 1h)                                     1,434,449
                      Distributor (Note 2)                                                      491,095
                      Investment adviser (Note 2)                                               484,061       11,447,031
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       552,058
                    Total liabilities                                                                         12,683,339
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  989,366,006
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 1,000,000,000
Consist of:         shares authorized                                                                     $    2,033,040
                    Class B Shares of Common Stock, $0.10 par value, 1,000,000,000
                    shares authorized                                                                          8,914,406
                    Class C Shares of Common Stock, $0.10 par value, 1,000,000,000
                    shares authorized                                                                            123,752
                    Class D Shares of Common Stock, $0.10 par value, 1,000,000,000
                    shares authorized                                                                            163,363
                    Paid-in capital in excess of par                                                       1,032,245,015
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 5)                                                      (72,200,641)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         18,087,071
                                                                                                          --------------
                    Net assets                                                                            $  989,366,006
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $179,127,880 and 20,330,397
Value:                       shares outstanding                                                           $         8.81
                                                                                                          ==============
                    Class B--Based on net assets of $784,957,661 and 89,144,064
                             shares outstanding                                                           $         8.81
                                                                                                          ==============
                    Class C--Based on net assets of $10,887,476 and 1,237,516
                             shares outstanding                                                           $         8.80
                                                                                                          ==============
                    Class D--Based on net assets of $14,392,989 and 1,633,633
                             shares outstanding                                                           $         8.81
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1997
Investment          Interest and discount earned                                                          $   41,239,226
Income              Dividends                                                                                  1,623,293
(Note 1f):                                                                                                --------------
                    Total income                                                                              42,862,519
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $    3,298,265
                    Investment advisory fees (Note 2)                                         3,293,029
                    Transfer agent fees--Class B (Note 2)                                       539,597
                    Printing and shareholder reports                                            101,053
                    Transfer agent fees--Class A (Note 2)                                       100,422
                    Accounting services (Note 2)                                                 75,471
                    Custodian fees                                                               63,695
                    Professional fees                                                            53,403
                    Account maintenance and distribution fees--Class C (Note 2)                  42,657
                    Registration fees (Note 1g)                                                  39,795
                    Directors' fees and expenses                                                 24,494
                    Account maintenance fees--Class D (Note 2)                                   18,252
                    Transfer agent fees--Class D (Note 2)                                         7,614
                    Transfer agent fees--Class C (Note 2)                                         6,690
                    Dividends on short sales (Note 1i)                                            5,360
                    Pricing fees                                                                  3,342
                    Other                                                                        13,523
                                                                                         --------------
                    Total expenses                                                                             7,686,662
                                                                                                          --------------
                    Investment income--net                                                                    35,175,857
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                           96,879
(Loss) on             Foreign currency transactions--net                                    (16,627,992)     (16,531,113)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       (5,582,308)
(Notes 1c, 1d,        Foreign currency transactions--net                                      3,044,561       (2,537,747)
1f & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (19,068,860)
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   16,106,997
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                               $   35,175,857   $   97,167,756
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       (16,531,113)      27,311,882
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   (2,537,747)       8,867,779
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     16,106,997      133,347,417
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (6,784,308)     (18,005,131)
(Note 1h):            Class B                                                               (27,565,879)     (77,786,819)
                      Class C                                                                  (330,928)        (534,218)
                      Class D                                                                  (494,742)        (841,588)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (35,175,857)     (97,167,756)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                           (216,479,303)    (325,693,217)
(Note 4):                                                                                --------------   --------------

Net Assets:         Total decrease in net assets                                           (235,548,163)    (289,513,556)
                    Beginning of period                                                   1,224,914,169    1,514,427,725
                                                                                         --------------   --------------
                    End of period                                                        $  989,366,006   $1,224,914,169
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                       Class A

                    The following per share data and ratios
                    have been derived from information       For the Six                For the Year Ended
                    provided in the financial statements.    Months Ended                  December 31,
                                                               June 30,
                    Increase (Decrease) in Net Asset Value:      1997        1996        1995        1994++       1993
Per Share           Net asset value, beginning of period     $     8.94  $     8.69  $     8.20  $     9.28   $     8.85
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .30         .67         .72         .72          .75
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.13)        .25         .49       (1.09)         .46
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .17         .92        1.21        (.37)        1.21
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.30)       (.67)       (.56)       (.45)        (.58)
                      Realized gain on investments--net              --          --          --          --         (.03)
                      Return of capital--net                         --          --        (.16)       (.26)        (.17)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.30)       (.67)       (.72)       (.71)        (.78)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     8.81  $     8.94  $     8.69  $     8.20   $     9.28
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            2.01%+++   11.09%      15.35%      (4.05%)      14.12%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .77%*       .75%        .80%        .77%         .78%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        7.03%*      7.71%       8.54%       8.17%        8.22%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  179,128  $  212,085  $  260,806  $  311,181   $  467,625
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           92.05%     208.53%     116.00%     115.95%      182.88%
                                                             ==========  ==========  ==========  ==========   ==========

                                                                                       Class B

                    The following per share data and ratios
                    have been derived from information       For the Six               For the Year Ended
                    provided in the financial statements.    Months Ended                 December 31,
                                                               June 30,
                    Increase (Decrease) in Net Asset Value:      1997        1996        1995        1994++       1993
Per Share           Net asset value, beginning of period     $     8.94  $     8.69  $     8.19  $     9.28   $     8.85
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .27         .61         .65         .65          .70
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              (.13)        .25         .50       (1.10)         .44
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations                .14         .86        1.15        (.45)        1.14
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.27)       (.61)       (.51)       (.40)        (.53)
                      Realized gain on investments--net              --          --          --          --         (.03)
                      Return of capital--net                         --          --        (.14)       (.24)        (.15)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions              (.27)       (.61)       (.65)       (.64)        (.71)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $     8.81  $     8.94  $     8.69  $     8.19   $     9.28
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share            1.63%+++   10.25%      14.61%      (4.90%)      13.27%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.54%*      1.52%       1.56%       1.54%        1.55%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        6.27%*      6.94%       7.77%       7.41%        7.42%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  784,958  $  988,209  $1,241,896  $1,490,507   $2,106,120
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           92.05%     208.53%     116.00%     115.95%      182.88%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C

                                                                        For the                                 For the
                    The following per share data and ratios have          Six                                   Period
                    been derived from information provided in the        Months                                 Oct. 21,
                    financial statements.                                Ended         For the Year Ended      1994++ to
                                                                        June 30,           December 31,         Dec. 31,
                    Increase (Decrease) in Net Asset Value:               1997         1996          1995       1994++++
Per Share           Net asset value, beginning of period              $     8.93   $     8.68    $     8.19   $     8.42
Operating                                                             ----------   ----------    ----------   ----------
Performance:        Investment income--net                                   .27          .60           .64          .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                   (.13)         .25           .49         (.20)
                                                                      ----------   ----------    ----------   ----------
                    Total from investment operations                         .14          .85          1.13         (.10)
                                                                      ----------   ----------    ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                (.27)        (.60)         (.50)        (.08)
                      Return of capital--net                                  --           --          (.14)        (.05)
                                                                      ----------   ----------    ----------   ----------
                    Total dividends and distributions                       (.27)        (.60)         (.64)        (.13)
                                                                      ----------   ----------    ----------   ----------
                    Net asset value, end of period                    $     8.80   $     8.93    $     8.68   $     8.19
                                                                      ==========   ==========    ==========   ==========

Total Investment    Based on net asset value per share                     1.60%+++    10.19%        14.38%       (1.20%)+++
Return:**                                                             ==========   ==========    ==========   ==========

Ratios to Average   Expenses                                               1.59%*       1.56%         1.65%        1.64%*
Net Assets:                                                           ==========   ==========    ==========   ==========
                    Investment income--net                                 6.21%*       6.85%         7.65%        8.00%*
                                                                      ==========   ==========    ==========   ==========

Supplemental        Net assets, end of period (in thousands)          $   10,887   $   10,251    $    5,406   $    1,204
Data:                                                                 ==========   ==========    ==========   ==========
                    Portfolio turnover                                    92.05%      208.53%       116.00%      115.95%
                                                                      ==========   ==========    ==========   ==========

                                                                                           Class D

                                                                        For the                                 For the
                    The following per share data and ratios have          Six                                   Period
                    been derived from information provided in the        Months                                 Oct. 21,
                    financial statements.                                Ended         For the Year Ended      1994++ to
                                                                        June 30,           December 31,         Dec. 31,
                    Increase (Decrease) in Net Asset Value:               1997         1996          1995       1994++++
Per Share           Net asset value, beginning of period              $     8.94   $     8.69    $     8.20   $     8.43
Operating                                                             ----------   ----------    ----------   ----------
Performance:        Investment income--net                                   .29          .65           .70          .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                   (.13)         .25           .49         (.20)
                                                                      ----------   ----------    ----------   ----------
                    Total from investment operations                         .16          .90          1.19         (.09)
                                                                      ----------   ----------    ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                                (.29)        (.65)         (.55)        (.09)
                      Return of capital                                       --           --          (.15)        (.05)
                                                                      ----------   ----------    ----------   ----------
                    Total dividends and distributions                       (.29)        (.65)         (.70)        (.14)
                                                                      ----------   ----------    ----------   ----------
                    Net asset value, end of period                    $     8.81   $     8.94    $     8.69   $     8.20
                                                                      ==========   ==========    ==========   ==========

Total Investment    Based on net asset value per share                     1.89%+++    10.82%        15.06%       (1.09%)+++
Return:**                                                             ==========   ==========    ==========   ==========

Ratios to Average   Expenses                                               1.02%*        .99%         1.04%        1.04%*
Net Assets:                                                           ==========   ==========    ==========   ==========
                    Investment income--net                                 6.78%*       7.42%         8.23%        8.60%*
                                                                      ==========   ==========    ==========   ==========

Supplemental        Net assets, end of period (in thousands)          $   14,393   $   14,369    $    6,320   $    1,410
Data:                                                                 ==========   ==========    ==========   ==========
                    Portfolio turnover                                    92.05%      208.53%       116.00%      115.95%
                                                                      ==========   ==========    ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.


NOTES TO FINANCIAL STATEMENTS (continued)

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the proceeds received.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                        Account
                                     Maintenance Fee  Distribution Fee

Class B                                   0.25%            0.50%
Class C                                   0.25%            0.55%
Class D                                   0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                      MLFD            MLPF&S

Class A                              $1,071          $11,773
Class D                              $  697          $ 6,760

For the six months ended June 30, 1997, MLPF&S received contingent deferred sales charges of $741,918 and $2,916 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended June 30, 1997, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $1,484 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLFD, FAM, PSI, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1997 were $702,426,176 and $1,106,671,226, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                 Realized        Unrealized
                              Gains (Losses)   Gains (Losses)

Investments:
  Long-term                  $      737,686   $   17,984,325
  Short-term                         10,927          (10,294)
  Short sales                      (229,111)          60,608
  Options written                    42,178               --
  Financial futures
  contracts                        (464,801)              --
                             --------------   --------------
Total investments                    96,879       18,034,639
                             --------------   --------------
Currency transactions:
  Options purchased               1,096,240               --
  Options written                   179,504           62,500
  Foreign currency
  transactions                  (23,966,313)         (31,618)
  Forward foreign exchange
  contracts                       6,062,577           21,550
                             --------------   --------------
Total currency transactions     (16,627,992)          52,432
                             --------------   --------------
Total                        $  (16,531,113)  $   18,087,071
                             ==============   ==============

Transactions in call options written for the six months ended June 30, 1997 were as follows:


                                Nominal Value
                                  Covered by     Premiums
Call Options Written           Written Options   Received

Outstanding call options
written, beginning of period             --   $           --
Options written                 142,320,000          400,765
Options closed                  (35,100,000)        (221,050)
Options expired                 (82,220,000)        (109,715)
                             --------------   --------------
Outstanding call options
written, end of period           25,000,000   $       70,000
                             ==============   ==============

Transactions in put options written for the six months ended June
30, 1997 were as follows:


                                Nominal Value
                                  Covered by     Premiums
Put Options Written            Written Options   Received

Outstanding put options
written, beginning of period     10,000,000   $       21,875
Options exercised               (10,000,000)         (21,875)
                             --------------   --------------
Outstanding put options
written, end of period                   --   $           --
                             ==============   ==============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $17,974,031, of which $33,077,287 related to appreciated securities and $15,103,256 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $962,591,077.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $216,479,303 and $325,693,217 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                         410,629    $   3,626,593
Shares issued to shareholders
in reinvestment of dividends        235,866        2,075,164
                              -------------    -------------
Total issued                        646,495        5,701,757
Shares redeemed                  (4,027,057)     (35,401,684)
                              -------------    -------------
Net decrease                     (3,380,562)   $ (29,699,927)
                              =============    =============


Class A Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                         387,712    $   3,388,308
Shares issued to shareholders
in reinvestment of dividends        659,250        5,758,981
                              -------------    -------------
Total issued                      1,046,962        9,147,289
Shares redeemed                  (7,346,115)     (64,121,789)
                              -------------    -------------
Net decrease                     (6,299,153)   $ (54,974,500)
                              =============    =============


Class B Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                       2,495,385    $  21,974,838
Shares issued to shareholders
in reinvestment of dividends      1,289,786       11,337,527
                              -------------    -------------
Total issued                      3,785,171       33,312,365
Automatic conversion of shares     (275,064)      (2,407,285)
Shares redeemed                 (24,915,283)    (218,723,056)
                              -------------    -------------
Net decrease                    (21,405,176)   $(187,817,976)
                              =============    =============


Class B Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       9,132,221    $  79,678,830
Shares issued to shareholders
in reinvestment of dividends      3,887,024       33,921,915
                              -------------    -------------
Total issued                     13,019,245      113,600,745
Automatic conversion of shares     (505,096)      (4,380,377)
Shares redeemed                 (44,956,418)    (392,147,393)
                              -------------    -------------
Net decrease                    (32,442,269)   $(282,927,025)
                              =============    =============


Class C Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                         341,213    $   3,006,799
Shares issued to shareholders
in reinvestment of dividends         19,218          168,755
                              -------------    -------------
Total issued                        360,431        3,175,554
Shares redeemed                    (270,637)      (2,379,494)
                              -------------    -------------
Net increase                         89,794    $     796,060
                              =============    =============


Class C Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                         854,651    $   7,451,497
Shares issued to shareholders
in reinvestment of dividends         32,774          286,396
                              -------------    -------------
Total issued                        887,425        7,737,893
Shares redeemed                    (362,658)      (3,170,946)
                              -------------    -------------
Net increase                        524,767    $   4,566,947
                              =============    =============

Class D Shares for the Six Months                   Dollar
Ended June 30, 1997                 Shares          Amount

Shares sold                         116,530    $   1,026,232
Automatic conversion of shares      274,750        2,407,285
Shares issued to shareholders
in reinvestment of dividends         28,555          251,146
                              -------------    -------------
Total issued                        419,835        3,684,663
Shares redeemed                    (392,794)      (3,442,123)
                              -------------    -------------
Net increase                         27,041    $     242,540
                              =============    =============


Class D Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                         790,966    $   6,912,547
Automatic conversion of shares      504,658        4,380,377
Shares issued to shareholders
in reinvestment of dividends         52,423          458,594
                              -------------    -------------
Total issued                      1,348,047       11,751,518
Shares redeemed                    (468,704)      (4,110,157)
                              -------------    -------------
Net increase                        879,343    $   7,641,361
                              =============    =============


5. Capital Loss Carryforward:
At December 31, 1996, the Fund had a net capital loss carryforward of approximately $51,122,000, of which $25,379,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.